UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2020

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 11, 2020, Kindred Biosciences, Inc. ("KindredBio") and Elanco Animal Health Incorporated ("Elanco") entered into an agreement granting Elanco exclusive global rights to KIND-030, a monoclonal antibody targeting canine parvovirus (the “License Agreement”).

Under the terms of the License Agreement, KindredBio will receive an upfront payment of $500,000, development milestone payments of up to $16 million upon achievement of certain development, regulatory and manufacturing targets, and sales milestones in an aggregate amount of up to $94 million payable throughout the term of the License Agreement. Furthermore, royalty payments range from the low to high teens. The agreement specifies that KindredBio will supply the licensed product to Elanco, and that Elanco will conduct the necessary regulatory activities to achieve approvals in Europe and other key international markets. KindredBio also has a right of last refusal to manufacture certain of Elanco’s other monoclonal antibody products.

The preceding description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which shall be filed as an exhibit to KindredBio's Annual Report on Form 10-K for the period ending December 31, 2020.

Item 8.01 Other Events.

On December 11, 2020, KindredBio issued a press release announcing the License Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Kindred Biosciences, Inc. issued on December 11, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: December 11, 2020	By: /s/ Richard Chin
Richard Chin, M.D.
Chief Executive Officer